Tremblant Global ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 98.7%	Shares	Value
Communication Services - 26.3% (a)
CTS Eventim AG & Co. KGaA	95,069	$5,456,940
Live Nation Entertainment, Inc. (b)	43,698	6,664,382
Match Group, Inc.	190,360	5,845,956
Reddit, Inc. - Class A (b)	55,765	7,508,757
Spotify Technology SA (b)	17,327	8,402,036
TKO Group Holdings, Inc.	33,196	6,693,973
		40,572,044

Consumer Discretionary - 32.6% (a)
Amazon.com, Inc. (b)	32,457	6,759,819
Chipotle Mexican Grill, Inc. (b)	192,689	6,167,975
Coupang, Inc. (b)	421,248	7,953,162
DoorDash, Inc. - Class A (b)	41,522	6,234,528
DraftKings, Inc. - Class A (b)	181,169	3,916,874
MercadoLibre, Inc. (b)	2,876	4,972,662
Wingstop, Inc.	43,081	6,676,263
Wyndham Hotels & Resorts, Inc.	92,132	7,483,882
		50,165,165

Financials - 8.2%
Affirm Holdings, Inc. (b)	100,752	4,616,457
Evercore, Inc. - Class A	13,481	4,024,213
Progressive Corp.	20,429	4,049,845
		12,690,515

Industrials - 10.2%
Grab Holdings Ltd. - Class A (b)	2,223,493	8,137,984
Uber Technologies, Inc. (b)	105,051	7,556,319
		15,694,303

Information Technology - 17.6%
AIXTRON SE	57,734	2,182,142
Monday.com Ltd. (b)	38,652	2,671,240
MongoDB, Inc. (b)	8,095	1,981,413
nCino, Inc. (b)	165,128	2,473,617
Palo Alto Networks, Inc. (b)	30,900	4,953,888
Q2 Holdings, Inc. (b)	89,749	4,245,128
Shopify, Inc. - Class A (b)	38,751	4,596,644
Varonis Systems, Inc. (b)	189,564	4,069,939
		27,174,011

Real Estate - 3.8%
CoStar Group, Inc. (b)	144,072	5,811,864
TOTAL COMMON STOCKS (Cost $186,722,506)		152,107,902

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.0%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.59% (c)	1,464,119	1,464,119
TOTAL MONEY MARKET FUNDS (Cost $1,464,119)		1,464,119

TOTAL INVESTMENTS - 99.7% (Cost $188,186,625)		153,572,021
Other Assets in Excess of Liabilities - 0.3%		414,406
TOTAL NET ASSETS - 100.0%		$153,986,427

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG – Aktiengesellschaft
KGaA – Kommanditgesellschaft
SA - Sociedad Anónima
SE - Societas Europaea

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Tremblant Global ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$152,107,902	$–	$–	$152,107,902
Money Market Funds	1,464,119	–	–	1,464,119
Total Investments	$153,572,021	$–	$–	$153,572,021

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$117,152,373	76.1%
Sweden	8,402,036	5.5
Singapore	8,137,984	5.3
South Korea	7,953,162	5.2
Germany	7,639,082	4.9
Uruguay	4,972,662	3.2
Canada	4,596,644	3.0
Israel	2,671,240	1.7
Other Assets in Excess of Liabilities	414,406	0.3
	$153,986,427	100.0%